Exhibit 4.1

TELENET SUPPLEMENTAL DEED (CREDIT AGREEMENT & INTERCREDITOR AGREEMENT)

DATED August 10, 2017

BETWEEN

TELENET BVBA
as Company
THE OBLIGORS
THE EXISTING DEBTORS
THE BELGIAN PLEDGORS
THE EFFECTIVE DATE EXISTING SECURITY PROVIDERS
THE EFFECTIVE DATE SECURITY GRANTORS
THE EXISTING INTRA-GROUP LENDERS
THE ACCEDING INTRA-GROUP LENDERS
THE EXISTING SUBORDINATED CREDITOR
THE BANK OF NOVA SCOTIA
as Senior Agent
AND

KBC BANK NV
as Security Agent

CONTENTS
Clause    Page

1.	Interpretation 2

2.	Amendments 3

3.	Accession of Acceding Intra-Group Lenders as Intra-Group Lenders 3

4.	Representations: Obligors 3

5.	Representations: Effective Date Subordinated Creditor and Effective Date Intra-Group Lenders 5

6.	Confirmation, Guarantee and Security 5

7.	Maintenance Covenant Revolving Facility 6

8.	Miscellaneous 6

9.	Governing Law 6

Schedule

1.	Conditions Precedent 8

2.	Amended Credit Agreement 10

3.	Amended Intercreditor Agreement 11

Signatories    2

0096349-0000001 BK:38990116.13

THIS DEED is dated August 10, 2017 and made
BETWEEN:

(1)	TELENET BVBA (formerly known as TELENET NV), a company registered in Belgium with the Crossroads Bank for Enterprises under number 0473.416.418 (RLP Antwerp, division Mechelen) (the Company);

(2)	THE OBLIGORS named as parties to this Deed in their capacity as Obligors under the Credit Agreement (each an Obligor);

(3)	THE EXISTING DEBTORS named as parties to this Deed in their capacity as Debtors under the Intercreditor Agreement (each an Existing Debtor);

(4)
THE BELGIAN PLEDGORS named as parties to this Deed in their capacity as pledgors, mortgagors and/or security providers (as applicable) under the Belgian Law Security Documents (each a Belgian Pledgor);

(5)
THE EFFECTIVE DATE EXISTING SECURITY PROVIDERS named as parties to this Deed in their capacity as Existing Security Providers under the Credit Agreement (each an Effective Date Existing Security Provider);

(6)	THE EFFECTIVE DATE SECURITY GRANTORS named as parties to this Deed in their capacity as Security Grantors under the Intercreditor Agreement (each an Effective Date Security Grantor);

(7)	THE EXISTING INTRA-GROUP LENDERS named as parties to this Deed in their capacity as Intra-Group Lenders under the Intercreditor Agreement (each an Existing Intra-Group Lender);

(8)	THE ACCEDING INTRA-GROUP LENDERS named as parties to this Deed (each an Acceding Intra-Group Lender and, together with the Existing Intra-Group Lenders, the Effective Date Intra-Group Lenders);

(9)	THE EXISTING SUBORDINATED CREDITOR named as a party to this Deed in its capacity as a Subordinated Creditor under the Intercreditor Agreement (the Existing Subordinated Creditor);

(10)
THE BANK OF NOVA SCOTIA as the Senior Agent, under and as defined in the Intercreditor Agreement, and as the Agent, under and as defined in the Credit Agreement (in each such capacity, the Senior Agent); and

(11)	KBC BANK NV as the Security Agent, for itself and on behalf of the Senior Lenders and Hedge Counterparties (the Security Agent).
It is intended that this document takes effect as a deed notwithstanding that a Party may only execute it under hand.
BACKGROUND

(A)
We refer to the €2,300,000,000 credit agreement, originally dated 1 August 2007 and as amended and restated by supplemental agreements dated 22 August 2007, 11 September 2007, 8 October 2007, 23 June 2009, 25 August 2009, 4 October 2010 and 2 November 2015 and made between, amongst others, the Company as original borrower and The Bank of Nova Scotia as facility agent (the Credit Agreement), as further amended by this Deed (the Amended Credit Agreement).

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(B)
We refer to the intercreditor deed originally dated 10 October 2007 as amended on 31 July 2009 and as amended and restated by a supplemental agreement dated 2 November 2015 and entered into between, among others, the Company, The Bank of Nova Scotia as facility agent and KBC Bank NV as security agent (the Intercreditor Agreement), as further amended by this Deed (the Amended Intercreditor Agreement).

(C)
We refer to the Belgian law receivables and securities pledge agreement dated 9 August 2002 between, among others, Telenet Group Holding NV as pledgor and KBC Bank NV as Security Agent (the Belgian Law Pledge Agreement) and each other Belgian law governed security document relating to the Credit Agreement and the Intercreditor Agreement (together with the Belgian Law Pledge Agreement, the Belgian Law Security Documents, as amended by this Deed (the Amended Belgian Law Security Documents).

(D)	This Deed is supplemental to and amends the Credit Agreement, the Intercreditor Agreement and the Belgian Law Security Documents.

(E)
Pursuant to clause 28 (Amendments and waivers) of the Credit Agreement, the Majority Lenders have consented to the amendments to the Credit Agreement and to the Belgian Law Security Documents contemplated by this Deed. Accordingly, the Senior Agent is authorised to sign this Deed on behalf of the Finance Parties.

(F)
Pursuant to clause 21 (Remedies, Waivers, Amendments and Consents) of the Intercreditor Agreement, the Majority Senior Secured Creditors have consented to the amendments to the Intercreditor Agreement and to the Belgian Law Security Documents contemplated by this Deed. Accordingly, the Security Agent is authorised to sign this Deed on behalf of the Majority Senior Secured Creditors.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions
Capitalised terms defined in the Credit Agreement and the Intercreditor Agreement (as applicable) have, unless expressly defined in this Deed, the same meaning in this Deed.

1.2	Construction

(a)
The provisions of clauses 1.2 (Construction) of the Credit Agreement apply to this Deed as though they were set out in full in this Deed except that references to the Credit Agreement are to be construed as references to this Deed.

(b)
Where paragraph or clause numbers have changed in the Amended Intercreditor Agreement or the Amended Credit Agreement as a result of the amendments to the Intercreditor Agreement or the Credit Agreement, and such paragraph and clause numbers are referred to in any other Finance Document in force on the Effective Date, such paragraph or clause numbers shall be read and construed in the Amended Intercreditor Agreement or the Amended Credit Agreement (as applicable), for the purposes of the relevant Finance Document only, so that the equivalent provision in the Amended Intercreditor Agreement or Amended Credit Agreement is instead referred to in each such Finance Document.

(c)
Subject to the Effective Date having occurred, notwithstanding any provision to the contrary in any Finance Document or Debt Document entered into prior to the Effective Date, in the case of any inconsistency or conflict between the terms of any Finance Document or Debt

0096349-0000001 BK:38990116.13	2

Document (as applicable) and the Amended Intercreditor Agreement, the terms and provisions of the Amended Intercreditor Agreement shall prevail.

(d)
The Effective Date means the date on which the Senior Agent notifies the Company, the Security Agent and the Senior Lenders that it has received all of the documents set out in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Senior Agent. The Senior Agent must give this notification as soon as reasonably practicable.

2.	AMENDMENTS
The parties hereto agree that with effect from the Effective Date:

(a)	the Credit Agreement shall be supplemented and amended and restated by this Deed so that it shall then be in effect in the form set out at Schedule 2 (Amended Credit Agreement) to this Deed;

(b)
the Intercreditor Agreement shall be supplemented and amended and restated by this Deed so that it shall then be in effect in the form set out at Schedule 3 (Amended Intercreditor Agreement) to this Deed;

(c)
the Belgian Law Pledge Agreement will be amended so that the words “validly existing under the laws of Belgium” in clause 6.1(a) of that agreement will be deleted and replaced with the words “validly existing under the laws of its jurisdiction of incorporation”; and

(d)
each other Belgian Law Security Document which contains a representation or undertaking regarding the jurisdiction of incorporation of the relevant Belgian Pledgor similar to clause 6.1(a) of the Belgian Law Pledge Agreement will be amended in the same manner as set out in paragraph (c) above.

3.	ACCESSION OF ACCEDING INTRA-GROUP LENDERS AS INTRA-GROUP LENDERS

(a)
In consideration of each Acceding Intra-Group Lender being accepted as an Intra-Group Lender for the purposes of the Intercreditor Agreement, each Acceding Intra-Group Lender confirms that, on and from the Effective Date, it intends to be party to the Intercreditor Agreement as Intra-Group Lenders, undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by Intra-Group Lenders and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement as an Intra-Group Lender.

(b)
The Security Agent and each Acceding Intra-Group Lender agree that this Deed shall take effect as a Creditor Accession Undertaking (as such term is defined in the Amended Intercreditor Agreement) for the purpose of the Amended Intercreditor Agreement. The Security Agent’s signature to this Deed constitutes its acceptance on the Effective Date of such Creditor Accession Undertaking with respect to the Acceding Intra-Group Lenders.

4.	REPRESENTATIONS: OBLIGORS

4.1	Representations
The representations and warranties set out in this Clause are made on the Effective Date by each Obligor to each Finance Party. Each Obligor makes the representations and warranties set out in this Clause in respect of itself and (where applicable) in respect of its Subsidiaries.

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4.2	Legal Validity

(a)
The obligations expressed to be assumed by it in this Deed constitutes its legal, valid and binding obligations enforceable, subject to any relevant reservations or qualifications as to matters of law contained in any legal opinion referred to in paragraph 3 of Schedule 1 to this Deed in accordance with its terms.

(b)
Apart from paragraphs (c) and (d) of Clause 2 (Amendments) of this Deed, the choice of English law as the governing law of this Deed and its irrevocable submission to the jurisdiction of the courts of England in respect of any proceedings relating to this Deed will be recognised and enforced in its jurisdiction of incorporation, subject to any relevant reservation or qualification as to matters of law contained in any legal opinion referred to in paragraph (a) above.

(c)
Any judgment obtained in England in relation to this Deed will be recognised and enforced in its jurisdiction of incorporation, subject to any relevant reservation or qualification as to matters of law contained in any legal opinion referred to in paragraph (a) above.

4.3	Non-conflict
The execution and delivery by it of, this Deed, and its performance of the transactions contemplated thereby, will not violate:

(a)	in any material respect, any law or regulation or official judgment or decree applicable to it;

(b)	in any material respect, its constitutional documents; or

(c)
any agreement or instrument to which it is a party or binding on any of its assets or binding upon any other member of the Group or any other member of the Group’s assets, where such violation would or is reasonably likely to have a Material Adverse Effect.

4.4	Power and authority
It has the power to enter into and comply with all obligations expressed on its part under this Deed and has taken all necessary actions to authorise the execution, delivery and performance of this Deed and the transactions contemplated by this Deed.

4.5	Authorisations

(a)
Subject to any relevant reservations or qualifications contained in any legal opinion referred to in paragraph (a) of Clause 4.2 (Legal Validity) above, all material and necessary authorisations, registrations, consents, approvals, licences, and filings required by it in connection with the execution, validity or enforceability of this Deed, and the performance of the transactions contemplated by this Deed have been obtained (or, if applicable, will be obtained within the required time period) and are validly existing.

(b)
The Licences are in full force and effect and each member of the Group is in compliance in all material respects with all provisions thereof such that the Licences are not the subject of any pending or, to the best of its knowledge, threatened attack, suspension or revocation by a competent authority except, in each case, to the extent that any lack of effect, non-compliance or attack, suspension or revocation of a Licence would not have or not be reasonably likely to have a Material Adverse Effect.

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(c)
All the Necessary Authorisations are in full force and effect, each member of the Group is in compliance in all material respects with all provisions thereof and the Necessary Authorisations are not the subject of any pending or, to the best of its knowledge, threatened attack or revocation by any competent authority except, in each case, to the extent that any lack of effect, non-compliance or attack or revocation of a Necessary Authorisation would not have or not be reasonably likely to have a Material Adverse Effect.

5.	REPRESENTATIONS: EXISTING SUBORDINATED CREDITOR AND EFFECTIVE DATE INTRA-GROUP LENDERS

(a)
The representations and warranties set out in clause 10.9 (Subordinated Creditor Representations) of the Amended Intercreditor Agreement are made on the Effective Date by the Existing Subordinated Creditor.

(b)
The representations and warranties set out in clause 11.10 (Representations: Intra-Group Lenders) of the Amended Intercreditor Agreement are made on the Effective Date by each Effective Date Intra-Group Lender.

6.	CONFIRMATION, GUARANTEE AND SECURITY
With effect from the Effective Date, each Obligor, each Existing Debtor, each Belgian Pledgor, each Effective Date Existing Security Provider, each Effective Date Security Grantor, each Effective Date Intra-Group Lender and each Existing Subordinated Creditor (as applicable):

(a)	confirms its acceptance of each of the Amended Credit Agreement, the Amended Intercreditor Agreement and the Amended Belgian Law Security Documents;

(b)	agrees that it is bound as an Obligor, a Debtor, a Belgian Pledgor, an Existing Security Provider, a Security Grantor, an Intra-Group Lender and a Subordinated Creditor; and

(c)
(if a Guarantor (under and as defined in the Amended Credit Agreement), an Existing Security Provider (under and as defined in the Amended Credit Agreement), a Belgian Pledgor (under the Amended Belgian Law Security Documents) or a Security Grantor (under and as defined in the Amended Intercreditor Agreement)) confirms and accepts that:

(i)	any Security, guarantee and indemnity created or given by it under a Pre-Effective Date Security Document will:

(A)	continue in full force and effect on the terms of the respective Finance Documents (including the Amended Credit Agreement and the Amended Intercreditor Agreement); and

(B)	continue to extend to the Secured Obligations, under and as defined in paragraph (a) of that definition in the Amended Intercreditor Agreement; and

(ii)	any guarantee or indemnity created or given by it under clause 17 (Guarantee and Indemnity) of the Credit Agreement will:

(A)	continue in full force and effect on the terms of the respective Finance Documents (including the Amended Credit Agreement); and

0096349-0000001 BK:38990116.13	5

(B)	extend to the liabilities and obligations of the Obligors under the Finance Documents (including the Amended Credit Agreement and the Amended Intercreditor Agreement),
in each case, as amended by the terms of this Deed and subject to any limitations set out in clause 17.9 (Limitations) of the Amended Credit Agreement and any Accession Agreement.

7.	MAINTENANCE COVENANT REVOLVING FACILITY
The Company agrees that, with effect from the Effective Date, each of:

(a)
the Revolving Loan Z Facility (as defined in the additional facility Z accession agreement dated 7 May 2015 between, among others, Telenet International Finance S.à r.l.as borrower, The Bank of Nova Scotia as facility agent and KBC Bank NV as security agent); and

(b)
the Revolving Loan AG Facility (as defined in the additional facility AG accession agreement dated 22 November 2016 between, among others, Telenet International Finance S.à r.l.as borrower, The Bank of Nova Scotia as facility agent and KBC Bank NV as security agent), shall be designated as a Maintenance Covenant Revolving Facility under and as defined in the Amended Credit Agreement.

8.	MISCELLANEOUS

(a)	Each of this Deed, the Amended Credit Agreement, the Amended Intercreditor Agreement and each Amended Belgian Law Security Document is a Finance Document.

(b)	Subject to the terms of this Deed:

(i)	the Amended Credit Agreement will remain in full force and effect and, from the Effective Date, the Credit Agreement and this Deed will be read and construed as one document;

(ii)	the Amended Intercreditor Agreement will remain in full force and effect and, from the Effective Date, the Intercreditor Agreement and this Deed will be read and construed as one document;

(iii)
each Amended Belgian Law Security Document will remain in full force and effect and, from the Effective Date, each Belgian Law Security Document and this Deed will be read and construed, in each case, as one document; and

(iv)	except as otherwise provided in this Deed, the Finance Documents remain in full force and effect.

(c)
The provisions of clauses 34 (Counterparts) and 38 (Enforcement) of the Credit Agreement apply to this Deed as though they were set out in full in this Deed except that references to the Credit Agreement are to be construed as references to this Deed.

9.	GOVERNING LAW

(a)	Subject to paragraph (b) below, this Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

(b)	Paragraphs (c) and (d) of Clause 2 (Amendments) of this Deed and any non-contractual obligations arising out of or in connection with them are governed by Belgian law.

0096349-0000001 BK:38990116.13	6

THIS DEED has been entered into as a deed on the date stated at the beginning of this Deed.

0096349-0000001 BK:38990116.13	7

SCHEDULE 1
CONDITIONS PRECEDENT

1.	Corporate documents

(a)
A copy of the latest version on the date of this Deed of the articles of association or equivalent constitutional documents, as applicable, of each Obligor, Existing Debtor, Effective Date Existing Security Provider and Effective Date Security Grantor.

(b)
In relation to each Obligor, Existing Debtor, Effective Date Existing Security Provider and Effective Date Security Grantor incorporated under the laws of the United States, a certificate of good standing.

(c)
A copy of a resolution of the board of directors, or the board of managers (or equivalent), of each Obligor, each Existing Debtor, each Effective Date Existing Security Provider and each Effective Date Security Grantor approving the terms of, and the transactions contemplated by, this Deed and any other Finance Documents to which it is, or will become, a party.

(d)
A specimen of the signature of each person authorised on behalf of each Obligor, each Existing Debtor, each Effective Date Existing Security Provider and each Effective Date Security Grantor to execute or witness the execution of this Deed and any other Finance Document or to sign or send any document or notice in connection with this Deed and any other Finance Document.

(e)	An up-to-date extract from the Luxembourg Trade and Companies Register in respect of each Obligor and Existing Debtor incorporated in Luxembourg.

(f)
An up-to-date negative certificate (certificat de non-inscription d'une decision judiciaire) issued by the Luxembourg Trade and Companies Register in respect of each Obligor and Existing Debtor incorporated in Luxembourg.

(g)
A copy of the minutes of the shareholders' meeting of each Obligor and Existing Debtor incorporated in Belgium and each Effective Date Existing Security Provider and Effective Date Security Grantor incorporated in Belgium which is a limited liability company (naamloze vennootschap / société anonyme) (except for Telenet Group Holding NV):

(i)	approving for the purposes of article 556 of the Belgian Companies Act, the terms of and transactions contemplated by this Deed; and

(ii)
authorising named persons to fulfil the formalities with the Registry of the Commercial Court of the registered office of such Obligor, Existing Debtor, Effective Date Existing Security Provider or Effective Date Security Grantor following the decision taken in accordance with the above.

(h)
A certificate of an authorised signatory of the Company certifying that each copy document specified in this Schedule 1 (Conditions Precedent) is correct, complete and in full force and effect on the date of this Deed.

2.	Security confirmation
A Luxembourg law confirmation and amendment agreement in relation to:

0096349-0000001 BK:38990116.13	8

(a)
the share pledge agreement originally dated 4 October 2010, and amended on 2 November 2015, and made between Telenet NV as pledgor, KBC Bank NV as pledgee and Telenet International Finance S.à r.l. as company;

(b)
the account pledge agreement originally dated 4 October 2010, and as amended on 2 November 2015, and the account pledge agreement originally dated 6 February 2013, and as amended on 2 November 2015, and made between Telenet International Finance S.à r.l. as pledgor and KBC Bank NV as pledgee;

(c)
the receivables pledge agreement originally dated 4 October 2010, and as amended on 2 November 2015, and made between Telenet International Finance S.à r.l. as pledgor and KBC Bank NV as pledgee and Telenet Luxembourg Finance Center S.à r.l. and Telenet NV as companies;

(d)
the receivables pledge agreement originally dated 6 February 2013, and as amended on 2 November 2015, and the note pledge agreement originally dated 6 February 2013, and as amended on 2 November 2015, and made between Telenet International Finance S.à r.l. as pledgor, KBC Bank NV as pledgee and Finance Center Telenet S.à r.l. as company.

3.	Legal opinions

(a)	A legal opinion of Allen & Overy LLP, English legal advisers to the Senior Agent, addressed to the Finance Parties.

(b)	A legal opinion of Allen & Overy LLP, Belgian legal advisers to the Senior Agent, addressed to the Finance Parties.

(c)	A legal opinion of Allen & Overy, société en commandite simple,Luxembourg legal advisers to the Senior Agent, addressed to the Finance Parties.

(d)	A legal opinion of Ropes & Gray LLP, Delaware legal advisers to the Obligors and Security Guarantors, addressed to the Finance Parties.

0096349-0000001 BK:38990116.13	9

SCHEDULE 2
AMENDED CREDIT AGREEMENT

0096349-0000001 BK:38990116.13	10

SCHEDULE 3
AMENDED INTERCREDITOR AGREEMENT

0096349-0000001 BK:38990116.13	11

SIGNATORIES
THE COMPANY

EXECUTED as a DEED by
TELENET BVBA
acting by    ) [Signature]                    [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY     AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name:        AUTHORIZED SIGNATORY
Address:    LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

OBLIGORS

EXECUTED as a DEED by
TELENET GROUP BVBA
acting by    ) [Signature]                    [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY     AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name:        MICHAEL DE BRUYN
Address:    LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET BVBA
acting by    ) [Signature]                    [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY     AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name:        AUTHORIZED SIGNATORY
Address:    LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET INTERNATIONAL FINANCE S.À R.L.
acting by    ) [Signature]
acting under the authority of that    )AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET INTERNATIONAL FINANCE SARL
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EXECUTED as a DEED by
TELENET FINANCING USD LLC
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address:    LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EXISTING DEBTORS

EXECUTED as a DEED by
TELENET GROUP BVBA
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: BART VAN SPRUNDEL
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET BVBA
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET INTERNATIONAL FINANCE S.À R.L.
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET INTERNATIONAL FINANCE SARL
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EXECUTED as a DEED by
TELENET FINANCING USD LLC
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name:        AUTHORIZED SIGNATORY
Address:    LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET VLAANDEREN NV
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

BELGIAN PLEDGORS

EXECUTED as a DEED by
TELENET GROUP HOLDING NV
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET BVBA
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET VLAANDEREN NV
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EXECUTED as a DEED by
TELENET GROUP BVBA
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EFFECTIVE DATE EXISTING SECURITY PROVIDERS

EXECUTED as a DEED by
TELENET GROUP BVBA
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET BVBA
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET INTERNATIONAL FINANCE S.À R.L.
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET INTERNATIONAL FINANCE SARL
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EXECUTED as a DEED by
TELENET FINANCING USD LLC
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address:    LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET GROUP HOLDING NV
acting by    ) [Signature]
acting under the authority of that    )AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET VLAANDEREN NV
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EFFECTIVE DATE SECURITY GRANTORS

EXECUTED as a DEED by
TELENET GROUP HOLDING NV
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EXISTING INTRA-GROUP LENDERS

EXECUTED as a DEED by
TELENET BVBA
acting by    ) [Signature]
acting under the authority of that    ) BIRGIT CONIX
company, in the presence of:    )
Witness's Signature [Signature]
Name: BART VAN SPRUNDEL
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET GROUP BVBA
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET INTERNATIONAL FINANCE S.À R.L.
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET INTERNATIONAL FINANCE SARL
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EXECUTED as a DEED by
TELENET FINANCING USD LLC
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address:    LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
FINANCE CENTER TELENET S.À R.L.
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET INTERNATIONAL FINANCE SARL
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
ULANA BUSINESS MANAGEMENT LTD.
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name:     AUTHORIZED SIGNATORY
Address: BUILDING P2, EASTPOINT BUSINESS PARK
CLONTARF
DUBLIN 3

Telenet ARA (ICA & SFA)

ACCEDING INTRA-GROUP LENDERS

EXECUTED as a DEED by
CODITEL BRABANT BVBA
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET VLAANDEREN NV
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET RETAIL BVBA
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EXECUTED as a DEED by
TELENET LUXEMBOURG FINANCE CENTER S.À R.L.
acting by    ) [Signature]
acting under the authority of that    ) PETER VANDEN EYNDEN
company, in the presence of:    )
Witness's Signature [Signature]
Name: ROB GOYENS
Address: TELENET INTERNATIONAL FINANCE SARL
LIERSESTEENWEG 4
2800 MECHELEN

EXECUTED as a DEED by
TELENET SOLUTIONS LUXEMBOURG S.A.
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET INTERNATIONAL FINANCE SARL
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

EXISTING SUBORDINATED CREDITOR

EXECUTED as a DEED by
TELENET GROUP HOLDING NV
acting by    ) [Signature]
acting under the authority of that    ) AUTHORIZED SIGNATORY
company, in the presence of:    )
Witness's Signature [Signature]
Name: AUTHORIZED SIGNATORY
Address: TELENET GROUP HOLDING NV
LIERSESTEENWEG 4
2800 MECHELEN

Telenet ARA (ICA & SFA)

SENIOR AGENT
THE BANK OF NOVA SCOTIA
By: [Signature] AUTHORIZED SIGNATORY    MANAGING DIRECTOR
[Signature] AUTHORIZED SIGNATORY    MANAGING DIRECTOR

Telenet ARA (ICA & SFA)

SECURITY AGENT
KBC BANK NV
By: [Signature] AUTHORIZED SIGNATORY    AGENT SYNDICATED LOANS
[Signature] AUTHORIZED SIGNATORY    AGENT SYNDICATED LOANS

Telenet ARA (ICA & SFA)